UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
---------------------------------------------------------------------------------------------------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 3, 2008
(Date of earliest event reported)

SYNERGX SYSTEMS INC.
(Exact name of registrant as specified in its charter)
Delaware                                                               11-2941299
                                                                                   (State or other jurisdiction of incorporation)     (I.R.S. Employer Identification No.
                                                                                                                                                                                            or organization)

                                                                                       209 Lafayette Drive, Syosset, New York                                      11791
                                                                          (Address of principal executive offices)                                   (Zip code)

Issuer's telephone number: (516) 433-4700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

(a)           Previous Independent Accountants.

On September 3, 2008, Synergx Systems Inc. (the “Company”) dismissed Marcum & Kliegman LLP (“M&K”) as its principal accountants. The Company’s Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

M&K audit reports on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended September 30, 2007 and 2006 (collectively, the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with M&K’s audits for the two fiscal years ended September 30, 2007 and 2006 and the subsequent interim period through September 5, 2008, there have been no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements. Additionally, during the two most recent fiscal years and through September 30, 2007, there have been no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.

The Company requested that M&K furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 5, 2008, is filed as Exhibit 16.1 to this Report.

(b)           New Independent Accountants.

On September 5, 2008, the Company engaged Nussbaum Yates Berg & Wolpow, LLP (“Nussbaum Yates”) as the Company’s new independent accountants to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2008. The Audit Committee of the Company’s Board of Directors approved the Company’s engagement of Nussbaum Yates.

           During the two most recent fiscal years and through September 5, 2008, the Company has not consulted with Nussbaum Yates regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Nussbaum Yates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Marcum & Kliegman LLP dated as of September 5, 2008

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNERGX SYSTEMS INC.
(Registrant)

 By: /s/ JOHN A. POSERINA
John A. Poserina,
Chief Financial Officer, Treasurer, Secretary,
Vice President and Director
(Principal Accounting and Financial Officer)

Dated: September 5, 2008

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Marcum & Kliegman LLP dated as of September 5, 2008